Filed pursuant to Rule 497(a)(1)

File No. 333-194870

Rule 482AD

SOLAR CAPITAL LTD. PRICES PUBLIC OFFERING OF

$75 MILLION 4.50% NOTES DUE 2023

NEW YORK—(BUSINESS WIRE) – November 13, 2017 – Solar Capital Ltd. (NASDAQ: SLRC) (the “Company”) announced today that it has priced an underwritten public offering of $75 million in aggregate principal amount of 4.50% notes due 2023 (the “Notes”). The Notes will mature on January 20, 2023 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable.

J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as joint book-running managers for this offering. The offering is expected to close on November 22, 2017, subject to the satisfaction of customary closing conditions.

The Company expects to use the net proceeds from this offering to pay down outstanding indebtedness under its revolving credit facility. However, the Company may reborrow under its revolving credit facility to make investments in debt or equity securities consistent with its investment objective, to fund acquisitions and for other general corporate purposes, including for working capital and/or to redeem all or a portion of the Company’s outstanding 6.75% senior unsecured notes due 2042.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The pricing term sheet dated November 13, 2017, the preliminary prospectus supplement dated November 13, 2017 and the accompanying prospectus dated May 2, 2017, each of which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering of the Notes may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained, when available, from J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533; Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, or by calling (800) 645-3751, or by email: wfscustomerservice@wellsfargo.com.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. A specialty finance company with expertise in several niche markets, the Company primarily invests in leveraged, U. S. middle market companies in the form of senior secured cash flow and asset-based investments.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein, unless required to do so by applicable law.

Contact:

Investor Relations

646-308-8770